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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 14, 2004
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

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
         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920-2717
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 474-6700
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico  00920-2717
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(Former address)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

    99.1         Doral Financial Corporation press release dated January 14,
2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 14, 2004 Doral Financial Corporation issued a press release announcing the unaudited earnings results for the fourth quarter and year ended December 31, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DORAL FINANCIAL CORPORATION



                                        By:        /s/ Ricardo Melendez
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                                                    Ricardo Melendez
                                                 Executive Vice President
                                                and Chief Financial Officer



Date: January 15, 2004


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